UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 1, 2008

Tix Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	0-24592 (Commission File Number)	95-4417467 (I.R.S. Employer Identification Number)

12001 Ventura Place, Suite 340 Studio City, California 91604 (Address of Principal Executive Offices, including Zip Code)

(818) 761-1002
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to the Current Report on Form 8-K/A dated January 1, 2008 of Tix Corporation, a Delaware corporation (the “Company”), relates to the acquisition of the business of Magic Arts & Entertainment - Florida, Inc.

As permitted, the Current Report on Form 8-K reporting the transaction omitted the financial statements of Exhibit Merchandising, LLC and the pro forma information required by Items 9.01(a) and (b), respectively. This Amendment No. 1 to the Current Report on Form 8-K/A is being filed to provide the financial statements of Magic Arts & Entertainment - Florida, Inc., LLC and the pro forma information required by Items 9.01(a) and (b), respectively, and should be read in conjunction with the Current Report on Form 8-K filed with the Securities and Exchange Commission on August 14, 2007 in which a more complete description of the transaction described herein appears.

Item 9.01. Financial Statements and Exhibits

(a)	Financial statements of businesses acquired

Report of Independent Registered Public Accounting Firm

Financial Statements of Magic Arts & Entertainment - Florida, Inc.

Balance Sheet – For the Year Ended December 31, 2007

Statement of Operations – For the years ended December 31, 2007 and 2006

Statement of Stockolders’ Equity – For the Years Ended December 31, 2006 and 2007

Statement of Cash Flows – For the Years Ended December 31, 2007 and 2006

Notes to Financial Statements – For the Years Ending December 31, 2007 and 2006

(b)	Unaudited Pro forma financial information

Summary of Unaudited Pro Forma Condensed Consolidated Financial Information

Pro Forma Condensed Consolidated Balance Sheet- December 31, 2007

Pro Forma Condensed Consolidated Statement of Operations - Year Ended December 31, 2006

Pro Forma Condensed Consolidated Statement of Operations – Year Ended December 31, 2007

(c)	Shell company transactions

Not applicable

(d)	Exhibits

None

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2008	Tix Corporation (Registrant)

	By:	/s/ Matthew Natalizio
Matthew Natalizio
Chief Financial Officer

3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACOUNTING FIRM

To the Stockholders
Magic Arts & Entertainment-Florida, Inc

We have audited the accompanying balance sheet of Magic Arts & Entertainment-Florida, Inc. (the "Company") as of December 31, 2007, and the related statements of operations, stockholders’ equity and cash flows for the years ended December 31, 2007 and 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Magic Arts & Entertainment-Florida, Inc as of December 31, 2007, and the results of its operations and its cash flows for the years ended December 31, 2007 and 2006, in conformity with accounting principles generally accepted in the United States of America.

As more fully described in Note 9, the Company’s business was acquired by Tix Corporation effective January 1, 2008.

WEINBERG & COMPANY, P.A.
Los Angeles, California
May 16, 2008

MAGIC ARTS & ENTERTAINMENT-FLORIDA, INC

BALANCE SHEET

December 31,
2007
Assets
Current assets:
Cash	$187,000
Accounts receivable, net	115,000
Due from Buyer on the sale of subsidiary	2,500,000
Trading securities	592,000
Prepaid expenses and other current assets	82,000
Total current assets	3,476,000

Non-current assets:
Capitalized theatrical production costs	260,000
Total non-current assets	260,000

Total assets	$3,736,000

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$96,000
Due to related party-Magic Arts & Entertainment, -Ohio Inc.	486,000
Deferred revenue	9,000
Total current liabilities	591,000

Stockholders’ Equity:
Common stock $1.00 par value, 10,000 shares authorized, 840 shares issued and outstanding	1,000
Retained Earnings	3,144,000
Total Stockholders’ Equity	3,145,000
Total Liabilities and Stockholders' Equity	$3,736,000

See accompanying notes to the financial statements.

MAGIC ARTS & ENTERTAINMENT-FLORIDA, INC
STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31,
	2007	2006
Revenues	$10,457,000	$6,622,000

Cost of revenues	6,706,000	4,521,000

Gross profit	3,751,000	2,101,000

Operating expenses:
Selling and marketing expenses	1,417,000	515,000
General and administrative expenses -including $1,462,000 and $1,650,000 paid to Magic Arts & Entertainment - Ohio, Inc. in 2007 and 2006, respectively	1,777,000	1,903,000
Total costs and expenses	3,194,000	2,418,000
Income (loss) from operations	557,000	(317,000)
Other income (expense):
Other income	93,000	-
Other expense	(45,000)	-
Other income, net	48,000	-
Income (loss) from continuing operations	605,000	(317,000)
Discontinued operations:
Gain on sale - Arts & Entertainment International	-	9,839,000
Gain on sale - Exhibit Merchandising, LLC	27,472,000	-
Income from discontinued operations - Arts & Entertainment International	-	580,000
Income (loss) from discontinued operations - Exhibit Merchandising, LLC	(1,972,000)	1,149,000
Income from discontinued operations	25,500,000	11,568,000

Net income	$26,105,000	$11,251,000

See accompanying notes to the financial statements.

MAGIC ARTS & ENTERTAINMENT-FLORIDA, INC
STATEMENTS OF STOCKHOLDERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2007
			Total
	Common	Retained	Stockholder's
	Stock	Earnings	Equity

Balance, December 31, 2005	$1,000	$659,000	$660,000

Net income	-	11,251,000	11,251,000

Distributions	-	(5,675,000)	(5,675,000)

Balance, December 31, 2006	1,000	6,235,000	6,236,000

Net income	-	26,105,000	26,105,000

Distributions	-	(29,196,000)	(29,196,000)

Balance, December 31, 2007	$1,000	$3,144,000	$3,145,000

See accompanying notes to the financial statements.

MAGIC ARTS & ENTERTAINMENT-FLORIDA, INC
STATEMENTS OF CASH FLOW
FOR THE YEARS ENDED DECEMBER 31,

	2007	2006

Cash flows from operating activities:
Net income	$26,105,000	$11,251,000
Adjustments to reconcile net loss to cash provided
by (used in) operating activities:
Gain on disposal of investments	(27,472,000)	(9,839,000)
(Gain) loss from discontinued operations	1,972,000	(1,729,000)
Unrealized gain on trading securities	(125,000)	-

(Increase) decrease in:
Accounts receivable	(101,000)	643,000
Prepaid expenses	142,000	(204,000)
Prepaid production costs	(260,000)	-
Increase (decrease) in:
Accounts payable	(17,000)	(187,000)
Due to related party	(202,000)	688,000
Deferred revenue	3,000	6,000
Net cash provided by (used in) operating activities	45,000	629,000

Cash flows from investing activities:
Purchase of equities	(167,000)	(300,000)
Due from buyer	2,500,000	-
Proceeds from sale of discontinued operations	4,400,000	5,000,000
Advances to shows	929,000	(929,000)
Net cash provided by investing activities	7,662,000	3,771,000

MAGIC ARTS & ENTERTAINMENT-FLORIDA, INC
STATEMENTS OF CASH FLOW
FOR THE YEARS ENDED DECEMBER 31,

	2007	2006
Cash flows from financing activities:
Gain on investment	-	281,000
Investment in Exhibit	(1,207,000)	-
Short-term borrowings from related party, net	(1,062,000)	1,062,000
Distributions to partners	(5,536,000)	(5,675,000)
Net cash used in financing activities	(7,805,000)	(4,332,000)

Change in Cash:
Net increase	(98,000)	68,000
Balance at beginning of period	285,000	217,000
Balance at end of period	$187,000	$285,000

SUPPLEMENTAL DISCLOSURES OF CASH FLOW
INFORMATION
Cash Paid for:

Taxes	-	-
	-	-
Interest

Non Cash Investing and Financing Activities Distribution of shares of common stock obtained in sale of Exhibit Merchandising to shareholders	$23,660,000	$-

See accompanying notes to the financial statements.

Magic Arts & Entertainment, LLC
Notes to the Financial Statements
Years ending December 31, 2007 and 2006

1. Basis of Presentation

Magic Arts & Entertainment-Florida, Inc. (Magic) was incorporated on April 29, 2005 in the state of Florida. Magic is a presenter of live entertainment. As a producer and a presenter of live entertainment, we book touring theatrical and concert presentations with a history of successful commercial appeal. Magic also participates in the development and roll out of new theatrical and concert presentations, often originating on Broadway in New York or the West End in London.  We have no employees, but pay a management fee to a related party that approximates the cost of the employees, their related benefits and the rental of their facilities. We use standard marketing tools including print, radio, television, outdoor and internet marketing tools to promote the shows. In addition, we invest in shows or productions in advance of their initial tour to obtain favorable touring and distribution rights.

2. Significant Accounting Policies

Use of Estimates: We are required to make certain estimates and assumptions in order to prepare financial statements in conformity with generally accepted accounting principles. Such estimates and assumptions affect the reported amounts of assets, liabilities, revenues and expenses and disclosure of contingent assets and liabilities in the financial statements and accompanying notes. The estimation process required to prepare our financial statements requires assumptions to be made about future events and conditions, and as such, is inherently subjective and uncertain. Our actual results could differ materially from those estimates.

Cash and Cash Equivalents: We consider all highly liquid investments with maturities of less than three months when purchased to be cash equivalents. We are potentially exposed to a concentration of credit risk when cash deposits in banks or other financial institutions are in excess of federally insured limits.

Revenue Recognition:  Revenue from the presentation and production of an event is recognized after the performance occurs upon settlement of the event; however any profits related to these tours is recognized after minimum revenue thresholds, if any have been achieved. Revenue collected in advance of the event is recorded as deferred revenue until the event occurs. Revenue collected from sponsorship and other revenue, which is not related to any single event, is classified as deferred revenue and generally amortized over the tour’s season or the term of the contract. We account for taxes that are externally imposed on revenue producing transactions on a net basis, as a reduction to revenue.

Accounts receivable and credit policies: Although the Company generally does not have any accounts receivable associated with sales transactions to individual customers, as payment is collected at the time of sale. The Company extends credit based on the financial condition of its customers and collateral is generally not required. Accounts receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollectible amounts as a charge to operations during the period in which such determination is made based upon its assessment of the collectability of individual accounts. Balances that remain outstanding after reasonable collection efforts are written off. The amount charged to operations to reflect uncollectible accounts receivable bad debt expense has not been material to the financial statements periods presented.

Advertising Costs: Advertising costs are charged to operations as selling and marketing expenses at the time the costs are incurred. For the year’s ended December 31, 2007 and 2006, advertising costs were $1,417,000 and $515,000, respectively.

Investments: Marketable securities consist primarily of investments in equity securities that are classified as trading securities and are carried at fair value based on quoted market prices. Certain private securities that are not publically traded are held at cost until an event would indicate either impairment or gain has occurred. Such events would include an acquisition, a new offering at lower or higher price, bankruptcy filing, or being listed on an exchange. Net unrealized holding gains or losses, as well as realized gains or losses, are reflected as a component of other revenue. The specific identified cost method is used to determine the realized gain or loss on securities sold.

The Company evaluates the carrying value of marketable securities for impairment on a quarterly basis. In its impairment analysis, the Company takes into consideration numerous criteria, including the duration and extent of any decline in fair value. If the decline in value is determined to be other than temporary, the carrying value of the security is written down to fair value through net income.

Impairment of Long-Lived Assets: Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”), established guidelines regarding when impairment losses on long-lived assets, which include property and equipment, should be recognized, and how impairment losses should be measured. SFAS No. 144 also provided a single accounting model for long-lived assets to be disposed of and significantly changed the criteria that would have to be met to classify an asset as held-for-sale.

Management regularly reviews property, equipment and other long-lived assets for possible impairment. This review occurs quarterly, or more frequently if events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. If there is an indication of impairment, then management prepares an estimate of future cash flows (undiscounted and without interest charges) expected to result from the use of the asset and its eventual disposition. If these cash flows are less than the carrying amount of the asset, an impairment loss is recognized to write down the asset to its estimated fair value. There were no indications of impairment based on managements assessment at December 31, 2007 or 2006.

Capitalization of Theatrical Production Costs:  Consistent with SOP 00-2 for the capitalization of certain film production and development costs and by analogy applied to theatrical productions the Company capitalizes costs incurred in the development of its theatrical productions. Costs capitalized by the Company include, but are not limited to, payments to directors, authors, composers, crews and other expenses directly associated with bringing the production to market. Management periodically reviews each theatrical production and will write down or write-off those capitalized costs if management determines the likelihood these costs will be recouped or to receive earnings from all sources related to the production has diminished. The Company amortizes these capitalized costs when the production is open to the public or is licensed to a third party. At December 31, 2007, the Company had $260,000 of capitalized costs.

Income taxes: As a Subchapter S corporation, thus the Company is treated as a partnership for federal and state income tax purposes. As such, the taxable income of the Company is included in the tax returns of the member for federal and state income tax purposes. Accordingly, no provision for federal and state income taxes is included in the financial statements. The Company's policy is to make periodic distributions in amounts sufficient to reimburse the member for tax liabilities resulting from the proportionate share of taxable income of the Company.

3. Recent Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measures.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements that are already required or permitted by other accounting standards, except for measurements of share-based payments and measurements that are similar to, but not intended to be, fair value and does not change existing guidance as to whether or not an instrument is carried at fair value. The provisions of SFAS No. 157 are effective for the specified fair value measures for financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently evaluating the impact, if any, that the adoption of SFAS No. 157 will have on the Company’s financial statements.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities.” SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value.  SFAS No. 159 applies to all entities that elect the fair value option.  The provisions of SFAS No. 159 are effective for fiscal years beginning after November 15, 2007. The Company is currently evaluating the impact, if any, that the adoption of SFAS No. 159 will have on the Company’s financial statements.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No.51”. SFAS No. 160 establishes accounting and reporting standards that require that the ownership interests in subsidiaries held by parties other than the parent be clearly identified, labeled, and presented in the consolidated statement of financial position within equity, but separate from the parent’s equity; the amount of consolidated net income attributable to the parent and to the non-controlling interest be clearly identified and presented on the face of the consolidated statement of income; and changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary be accounted for consistently. SFAS No. 160 also requires that any retained non-controlling equity investment in the former subsidiary be initially measured at fair value when a subsidiary is deconsolidated. SFAS No. 160 also sets forth the disclosure requirements to identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. SFAS No. 160 applies to all entities that prepare consolidated financial statements, except not-for-profit organizations, but will affect only those entities that have an outstanding non-controlling interest in one or more subsidiaries or that deconsolidate a subsidiary. SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Earlier adoption is prohibited. SFAS No. 160 must be applied prospectively as of the beginning of the fiscal year in which it is initially applied, except for the presentation and disclosure requirements. The presentation and disclosure requirements are applied retrospectively for all periods presented.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities – an amendment of FASB Statement No. 133” (“SFAS No. 161”). SFAS No. 161 amends and expands the disclosure requirements of SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities” (“SFAS No. 133”). The objective of SFAS No. 161 is to provide users of financial statements with an enhanced understanding of how and why an entity uses derivative instruments, how derivative instruments and related hedged items are accounted for under SFAS No. 133 and its related interpretations, and how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 applies to all derivative financial instruments, including bifurcated derivative instruments (and nonderivative instruments that are designed and qualify as hedging instruments pursuant to paragraphs 37 and 42 of SFAS No. 133) and related hedged items accounted for under SFAS No. 133 and its related interpretations. SFAS No. 161 also amends certain provisions of SFAS No. 131. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. SFAS No. 161 encourages, but does not require, comparative disclosures for earlier periods at initial adoption. The Company has not yet determined the effect on its consolidated financial statements, if any, upon adoption of SFAS No. 161.

4. Discontinued Operations

Management made the decision during 2007 and 2006 to sell two of its operating units, Arts & Exhibitions International Company, LLC (“AEI”), our exhibit and promotion operations, as well as Exhibit Merchandising, LLC (“Exhibit”), its branded merchandising operations.

AEI was formed in 2003 to present historical exhibitions. Its largest exhibition was “Tutankhamun and the Golden Age of the Pharoahs,” which represented substantially all of its revenues. In October 2006, AEI was sold to the Anshutz Entertainment Group (“AEG”) for $10.0 million plus an additional deferred contingent payment. As the gain was reasonably assured the entire amount was recorded as a gain of $9,839,000 at the time of the sale and is reflected as a Gain on Sale of Discontinued Operations-AEI. Magic was paid $5.0 million at the time of the sale and an additional $2.5 million on the anniversary of the transaction in 2007 and is due an additional $2.5 million on the anniversary of the transaction in 2008. Additionally, Magic could earn an additional amount equal to 18% of the world-wide revenues in excess of $50,500,000; however in the event the world-wide revenues are less $50,500,000 then 18% of the difference between the actual amount and the projected amount would be returned by the sellers, and the Company expects that it will surpass all of the requirements and no funds will need to be returned. Further, Magic assigned the rights and obligations related to the sale of AEI to a related company prior to its sale to Tix Corporation. During the year ended December 31, 2006, the Company realized income of $580,000 from its operations of AEI prior to its sale, which amount has been reflected as income from discontinued operations in the accompanying statement of operations.

Exhibit is engaged in the business of product merchandise development and sales related to museum exhibits, including the King Tutankhamen and Pirates of the Caribbean tours. Exhibit, for which Magic was a two-thirds shareholder, was sold to Tix Corporation in August 2007 for $46.6 million, $11.5 million was received in cash and 5.0 million shares of its common stock with a market value at the time of the sale of $35.0 million. Magic’s share of the cash was $4.4 million and $23.7 million of common stock, resulting in a net gain on the sale of Exhibit of $25.5 million, which is reflected in the accompanying statement of operations for the year ending December 31,2007. The amounts were received and distributed in 2007. During the years ended December 31, 2007 and 2006, the Company realized income (loss) of ($1,972,000) and $1,149,000, respectively, from its operations of Exhibit prior to its sale, which has been reflected as income from discontinued operations in the accompanying statements of operations.

5. Investments

The market value of the Company's investments at December 31, 2007 are as follows:

	2007
	Cost	Unrealized Gain	Market Value
Noninvasive Medical Technologies, corp.	$250,000	$-	$250,000
Fairway Medical Technologies	100,000	-	100,000
Power3 Medical, Inc.	117,000	125,000	242,000
	$467,000	$125,000	$592,000

Nonnvasive Medical Technologies Group - In September 2006, the Company acquired 52,910 common shares of Non-Invasive Medical Technologies for $125,000. In December 2006, the Company acquired an additional 50,000 common shares for $125,000. Total common shares acquired as of December 31, 2007 totaled 102,910 shares with total cost of $250,000. The shares were acquired through a stock offering made by Non-Invasive Medical to accredited investors pursuant to section 4(2) of Securities Act of 1933 and SEC Reg. D. The Company accounted for the $250,000 investment for 102,910 common shares of Non-Invasive Medical Technologies under the cost method based on the computed percentage of ownership of equivalent common shares acquired .04%. The Company believes there is no impairment of this investment at December 31, 2007 and the recorded amount approximates its fair market value.

Fairway Medical Technologies - In July 2007, the Company acquired 250,000 series B preferred shares of Fairway Medical Technologies, Inc. for $100,000. The shares were acquired through a stock offering made by Fairway Medical to investors for investment purposes. The Company accounted for the $100,000 investment for 250,000 preferred series b shares of Fairway Medical Technologies under the cost method based on the computed percentage of ownership of equivalent common shares acquired was less than 20% of total shares outstanding. The Company believes there is no impairment of this investment at December 31, 2007 and the recorded amount approximates its fair market value.

Power 3 Medical - In September 2006, the Company acquired 833,000 common shares of Power 3 Medical Investments for $50,000. In May 2007, the Company acquired an additional 833,333 common shares at $66,667. Total shares acquired as of December 31, 2007 totals 1,666,666 common shares at a cost $166,667. The shares were acquired through a stock offering made by Power 3 Medical Products, Inc. to accredited investors pursuant to section 4(2) of Securities Act of 1933 and SEC Reg. D. In 2007, Power 3 became public and its shares were subsequently traded. As of December 31, 2007, the shares owned by the Company had a market value of $242,000, resulting in an unrealized gain of $125,000 which has been reflected in the accompanying statement of operations for the year ending December 31, 2007.

6. Related Party Transactions

The Company, Exhibit Merchandising, LLC (“EM”) and Arts and Exhibitions International (“AEI”) were under common ownership until October 2006, when AEI was sold to Anschutz Entertainment Group (“AEG”). AEG, a leading sports and entertainment presenter and a wholly owned subsidiary of the Anchutz Company. The Company and EM remained under common ownership until EM’s sale to Tix Corporation in August 2007. During the period the companies were under common ownership, services and other resources were often shared among the companies, with the party providing the services or resources being reimbursed for its incurred expense. The Company did not have any related party transactions with AEI during 2006. During 2007 Magic paid $47,000 for consulting services for the year ended December 31, 2007, and made no payments to Exhibit for the year ended December 31, 2006.

From its inception Magic did not have employees. Beginning in January 2006 through February 2007 the Company, paid a fixed monthly fee of $137,500 to Magic Arts & Entertainment - Ohio, Inc for the lease of its employees, occupancy costs related to the leased employees and related employee benefits. During the period March 2007 until its sale Magic paid a management fee of $121,500 monthly. The monthly fee approximated the cost of the services provided by Magic Arts & Entertainment – Ohio. During 2007 and 2006 the Company paid $1.65 million and $1.46 million, respectively, for the leased employees; related employee benefits and occupancy costs. At December 31, 2007, Magic Arts & Entertainment - Ohio was owed $486,000 for these services.

7. Stockholders’ Equity

The Company is a Subchapter S corporation. Therefore, no shareholder, manager, agent or employee of the Company is personally liable for the debts, obligations or liabilities of the Company, whether arising in contract, tort or otherwise, or for the acts or omissions of any other member, director, manager, agent or employee of the Company, unless the individual has signed a specific personal guarantee.

The Company has two shareholders that are allocated all of the profits and losses. Profits are allocated first to the member in proportion to and to the extent by which (i) the cumulative losses allocated to the member for all prior fiscal years exceeds (ii) the cumulative profits allocated to the member for all prior fiscal years; and, thereafter, to the member. Except as otherwise provided below, losses are allocated first to the member in proportion to and to the extent by which (i) the cumulative profits allocated to the member for all prior fiscal years exceeds (ii) the cumulative losses allocated to the member for all prior fiscal years; and, thereafter, to the member. Losses allocated cannot exceed the maximum amount of losses that can be so allocated without causing such member to have an, or to increase an existing, adjusted capital account deficit at the end of any fiscal year.

8.  Commitments and Contingencies

The Company from time to time is involved in various legal proceedings incidental to the conduct of its business, including claims by customers, employees or former employees.  While litigation is subject to uncertainties and the outcome of any litigated matter is not predictable, the Company is not aware of any legal proceedings pending or threatened against it that it expects to have a material adverse effect on its financial condition, results of operations or cash flows. At December 31, 2007, no litigation is pending

9. Subsequent Events

Effective January 1, 2008, we entered into a Merger Agreement (the “Agreement”) with Tix Corporation. Pursuant to the Agreement, Tix purchased substantially all of our tangible and intangible assets and assumed certain liabilities related to the presentation of shows. The purchase price for the assets was $4.3 million of which $2.0 million was in cash and 476,190 in restricted shares of the Tix Corporation’s common stock with a market value of $2.3million.

In conjunction with the completion of the Merger, Tix Corporation entered into written employment agreements with Joseph B. Marsh and Lee D. Marshall, the co-founders of Magic, under which they will serve as the Co-Chief Executive Officers of Tix Productions, Inc. (TPI). The term of each of the employment agreements commenced on February 29, 2008 and will expire on February 29, 2011, unless terminated sooner in accordance with the applicable employment agreement.

Mr. Marsh is entitled under his employment agreement to an annual salary of $100,000. Mr. Marsh is a 15% shareholder of Tix.

Under his employment agreement, Mr. Marshall is entitled to an annual salary of $300,000 that will increase by $25,000 each year during the term of the agreement. Mr. Marshall also is eligible to receive annual bonuses based upon TPI exceeding performance milestones specified in his employment agreement.

In the event of the termination of employment of Mr. Marsh or Mr. Marshall for any reason other than termination by us for “cause” (as defined in the employment agreement) or termination by reason of his death or permanent disability, we have agreed to continue to pay Mr. Marsh or Mr. Marshall or their personal representatives, as the case may be, the annual salary under his employment agreement for six months following their departure.

Under their employment agreements, each Messrs. Marsh and Marshall agrees not to compete with us during the period from the date on which their employment with the Company is terminated for any reason through the fifth anniversary of such date.

b) Unaudited Pro forma financial information

Tix Corporation and Subsidiaries
Summary of Unaudited Pro Forma Condensed Consolidated Financial Information

Effective January 1, 2008 we entered into a Merger Agreement (the “Agreement”) with Tix Corporation. Pursuant to the Agreement, Tix purchased substantially all of our tangible and intangible assets and assumed certain liabilities related to the presentation of shows. The purchase price for the assets was $4.3 million of which $2.0 million was in cash and 476,190 in restricted shares of the Tix Corporation’s common stock with a market value of $2.3 million. Additionally, Tix Corporation incurred $60,000 in outside expenses and assumed $193,000 in liabilities.

The purchase price has been allocated preliminarily to specific identifiable tangible and intangible assets in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations” and supported by a preliminary valuation (that the Company continues to review, as such the allocation may change) as follows:

Tangible
Cash	$187,000
Accounts Receivable	115,000
Prepaid expenses	82,000
Theatrical Productions	260,000
Liabilities assumed	(193,000)
Net assets assumed	$451,000
Intangible
Non-Compete Agreement	$3,395,000
Contract	75,000
Technology Based	5,000
Goodwill	177,000
Theatrical Productions	200,000
$3,852,000

Purchase Price	$4,303,000

The unaudited pro forma condensed consolidated statement of operations for the years ended December 31, 2006 and December 31, 2007 presented herein gives effect to the acquisition as if the transaction had occurred at the beginning of such period and includes certain adjustments that are directly attributable to the transaction, which are expected to have a continuing impact on the Company, and are factually supportable, as summarized in the accompanying notes. The unaudited pro forma condensed consolidated balance sheet as of December 31, 2007, give effect to Tix acquisition of Magic Arts and Entertainment-Florida, Inc. as if it had occurred on December 31, 2007, and  includes certain adjustments that are directly attributable to the transaction and are factually supportable, as summarized in the accompanying notes.

The unaudited pro forma condensed consolidated financial information is provided for illustrative purposes only. The unaudited pro forma condensed consolidated financial information presented herein is based on management’s estimate of the effects of the acquisition, had such transaction occurred on the dates indicated herein, based on currently available information and certain assumptions and estimates that the Company believes are reasonable under the circumstances. The unaudited pro forma condensed consolidated financial information is not necessarily indicative of the results of operations or financial position that actually would have been achieved had the acquisition been consummated on the dates indicated, or that may be achieved in the future.

The unaudited pro forma condensed consolidated financial information presented herein should be read in conjunction with the financial statements of Exhibit Merchandising contained elsewhere in this Current Report on Form 8-K, /A, as filed with the Securities and Exchange Commission, the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007, as filed with the Securities and Exchange Commission on March 31, 2008.

Tix Corporation and Subsidiaries
Pro Forma Condensed Consolidated Balance Sheet (unaudited)
December 31, 2007

	Tix Corporation and Subsidiaries	Magic Arts & Entertainment	Pro Forma Adjustments		Pro Forma Total
					(unaudited)
ASSETS

Current assets:
Cash	$7,417,000	187,000	(2,036,000)	(d)	5,568,000
Other Receivable	345,000	-	-		345,000
Accounts Receivable, net	129,000	115,000	-		244,000
Inventory	3,938,000	-	-		3,938,000
Due from AEG on the sale of AEI		2,500,000	(2,500,000)	(e)	-
Investments	-	592,000	(592,000)	(e)	-
Prepaid expenses and other current assets	178,000	82,000	-		260,000
Total current assets	12,007,000	3,476,000	(5,128,000)		10,355,000

Total property and equipment, net	1,448,000	-	-		1,448,000

Other assets:
Intangible assets:	14,524,000	-	3,475,000		17,999,000
Goodwill	27,115,000	-	177,000	(c)	27,292,000
Deposits and other assets	74,000	-	-		74,000
Investment in Broadway Productions	-	260,000	200,000		460,000
Total other assets	41,713,000	260,000	3,852,000		45,825,000

	$55,168,000	3,736,000	(1,276,000)		57,628,000

Tix Corporation and Subsidiaries
Pro Forma Condensed Consolidated Balance Sheet (unaudited)
December 31, 2007

	Tix Corporation and Subsidiaries	Magic Arts & Entertainment	Pro Forma Adjustments		Pro Forma Total
					(unaudited)
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$3,027,000	$582,000	$(389,000)	(e)	$3,220,000
Current portion of capital lease obligations	45,000	-	-		45,000
Deferred ticket revenues	54,000	9,000	-		63,000
Total current liabilities	3,126,000	591,000	(389,000)		3,328,000

Non-current liabilities:
Capital lease obligations, less current portion	108,000	-	-		108,000
Deferred rent	188,000	-	-		188,000
Total non-current liabilities	296,000	-	-		296,000

Stockholders' equity:
Common stock, $0.08 par value	2,432,000	1,000	37,000	(d)	2,470,000
Additional paid-in capital	81,034,000	-	2,220,000	(d)	83,254,000
Accumulated deficit	(31,720,000)	3,144,000	(3,144,000)	(e)	(31,720,000)
Total stockholders' equity	51,746,000	3,145,000	(887,000)		54,004,000

Total Liabilities and stockholder’s equity	$55,168,000	$3,736,000	$(1,276,000)		$57,628,000

Tix Corporation and Subsidiaries
Pro Forma Condensed Statement of Operations (unaudited)
Year Ended December 31, 2006

	Tix Corporation and Subsidiaries	Magic Arts & Entertainment, LLC	Pro Forma Adjustments		Pro Forma Total
					(unaudited)
Revenues	$5,388,000	$6,622,000	$-		$12,010,000

Cost of revenues	2,173,000	4,521,000	75,000	(a)	6,769,000

Gross profit	3,215,000	2,101,000	(75,000)		5,241,000

Operating expenses:
Selling and marketing expenses	467,000	515,000	2,000	(a)	984,000
General and administrative expenses	3,306,000	1,903,000	679,000	(a)	5,888,000
Depreciation and amortization	164,000	-	-		164,000
Total costs and expenses	3,937,000	2,418,000	681,000		7,036,000

Gain (loss) from operations	(722,000)	(317,000)	(756,000)		(1,795,000)

Other income (expense):
Other Income	37,000	-	-		37,000
Gain on settlement with lender	1,078,000	-	-		1,078,000
Gain on settlement of debt	12,000	-	-		12,000
Write-off deferred offering costs	(58,000)	-	-		(58,000)
Interest Income	16,000	-	-		16,000
Interest Expense	(329,000)	-	-		(329,000)
	756,000	-	-		756,000

Tix Corporation and Subsidiaries
Pro Forma Condensed Statement of Operations (unaudited)
Year Ended December 31, 2006

	Tix Corporation and Subsidiaries	Magic Arts & Entertainment, LLC	Pro Forma Adjustments	Pro Forma Total
				(unaudited)

Income (loss) from continuing operations	34,000	(317,000)	(756,000)	(1,039,000)

Income from discontinued operations:
non-cash gain resulting from settlement of debts	5,000	-	(5,000)	-
Gain on investments held for sale - Arts & Entertainment	-	9,839,000	(9,839,000)	-
Gain on investments held for sale - Exhibit Merchandising	-	-	-	-
Income on investments held for sale- Arts & Entertainment	-	580,000	(580,000)	-
Income on investments held for sale- Exhibit Merchandising	-	1,149,000	(1,149,000)	-
Total income from discontinued operations	5,000	11,568,000	(11,573,000)	-

Net income (loss)	$39,000	$11,251,000	$(12,329,000)	$(1,039,000)

Net loss per share basic and diluted -
From continuing operations	$0.00	-	-	$(0.07)
From net income (loss)	$0.00	-	-	$(0.07)

Weighted average common shares outstanding -
Basic	14,886,334	-	-	15,362,524

Diluted	15,999,473	-	-	15,362,524

Tix Corporation and Subsidiaries
Pro Forma Condensed Statement of Operations (unaudited)
Year Ended December 31, 2007

	Tix Corporation and Subsidiaries	Magic Arts & Entertainment, LLC	Pro Forma Adjustments		Pro Forma Total
					(unaudited)
Revenues	$18,567,000	$10,457,000	$-		$29,024,000

Cost of revenues	11,672,000	6,706,000	75,000	(b)	18,453,000

Gross profit	6,895,000	3,751,000	(75,000)		10,571,000

Operating expenses:
Selling and marketing expenses	13,475,000	1,417,000	2,000	(b)	14,894,000
General and administrative expenses	8,117,000	1,777,000	679,000	(b)	10,573,000
Depreciation and amortization	1,668,000	-	-		1,668,000
Total costs and expenses	23,260,000	3,194,000	681,000		27,135,000

Gain (loss) from operations	(16,365,000)	557,000	(756,000)		(16,564,000)

Other income (expense):
Other Income, net	28,000	48,000	-		76,000
Interest Income	96,000	-	-		96,000
Interest Expense	(104,000)	-	-		(104,000)
	20,000	48,000	-		68,000

Income (loss) from continuing operations	(16,345,000)	605,000	(756,000)		(16,496,000)

Tix Corporation and Subsidiaries
Pro Forma Condensed Statement of Operations (unaudited)
Year Ended December 31, 2007

	Tix Corporation and Subsidiaries	Magic Arts & Entertainment, LLC	Pro Forma Adjustments	Pro Forma Total
				(unaudited)

Income from discontinued operations - Arts & Entertainment	-	-	-	-
Gain on sale of discontinued operations - Exhibit Merchandising	-	27,472,000	(27,472,000)	-
Income from discontinued operations- Arts & Entertainment	-	-	-	-
Income from discontinued operations - Exhibit Merchandising	-	(1,972,000)	1,972,000	-
Total from discontinued operations	-	25,500,000	(25,500,000)	-

Net income (loss)	$(16,345,000)	$26,105,000	$(26,256,000)	$(16,496,000)

Net loss per share basic and diluted -
From continuing operations	$(0.70)	-	-	$(0.69)
From net income (loss)	$(0.70)	-	-	$(0.69)

Weighted average common shares outstanding -
Basic and diluted	23,446,349	-	-	23,922,539

Notes to Pro Forma Condensed Financial Statements:

(a)	To record the amortization of intangible assets as if the asset purchase occurred on January 1, 2006.
(b)	To record the amortization of intangible assets as if the asset purchase occurred on January 1, 2007
(c)
To record the intangible assets that were identified at the time of Tix Corporation’s purchase of
Magic Arts and Entertainment’s assets. The preliminary values assigned to the intangibles were based upon a preliminary independent asset appraisal. The amount of the purchase price in excess of the values of tangible and intangible assets was recorded as goodwill.

(d)
To record issuance of 476,190 shares of Tix Corporation’s Common stock, par value $0.08, valued at $4.74 a share, and the elimination of Magic Art’s and Entertainment’s common stock and the $2,036,000 in cash paid to the sellers.

(e)	To adjust asset and liability balances for amounts maintained by the seller.